Statement of Additional Information
(SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2017)
American Century Capital Portfolios, Inc. (SAI dated April 10, 2017 as revised September 12, 2017)
American Century Capital Portfolios, Inc. (SAI dated April 10, 2017)
American Century Capital Portfolios, Inc. (SAI dated July 31, 2017)
American Century Growth Funds, Inc. (SAI dated December 1, 2017)
American Century Mutual Funds, Inc. (SAI dated April 10, 2017)
American Century Strategic Asset Allocations, Inc. (SAI dated April 10, 2017)
American Century Variable Portfolios, Inc. (SAI dated September 22, 2017)
American Century World Mutual Funds, Inc. (SAI dated April 10, 2017)

Supplement dated January 1, 2018

Effective December 31, 2017, James A. Olson retired from the Board of Directors.

The following replaces the entry for Stephen E. Yates in the Independent Directors section of the Management table in each SAI.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	69	None

Additionally, Thomas W. Bunn is added as a member of the Governance, Compliance and Shareholder Services Committee and the Fund Performance Review Committee, and Stephen E. Yates is added as the Chair of the Executive Committee, in the Board Leadership Structure and Standing Board Committees sections of the SAIs.

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